                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   March 1, 2005
                                                 -------------------------------

                            Finlay Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-25716                   13-3492802
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(State or other jurisdiction         (Commission                (IRS Employer
 of incorporation)                   File Number)            Identification No.)

529 Fifth Avenue, New York, New York                                       10017
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

         On March 1, 2005, Finlay Enterprises, Inc. (the "Registrant"), issued a press release announcing that the Registrant is in discussions regarding a possible acquisition of Carlyle & Co. Jewelers, a privately-owned regional chain of 32 jewelry stores. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             EXHIBIT NO.          DESCRIPTION
             -----------          -----------
             99.1                 Finlay Enterprises, Inc. press release dated
                                  March 1, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FINLAY ENTERPRISES, INC.

Date:  March 2, 2005              By: /s/ Bruce E. Zurlnick
                                      -----------------------------------------
                                      Bruce E. Zurlnick
                                      Senior Vice President, Treasurer and Chief
                                      Financial Officer

CONTACT: Bruce Zurlnick                     Leigh Parish/Melissa Myron
         Senior Vice President and          Media Contact: Melissa Merrill
         Chief Financial Officer            Financial Dynamics
         Finlay Enterprises, Inc.           (212) 850-5600
         (212) 808-2800

FOR IMMEDIATE RELEASE

              FINLAY ENTERPRISES IN DISCUSSIONS TO ACQUIRE PRIVATE
                              RETAIL JEWELRY CHAIN

NEW YORK, NY, MARCH 1, 2005 -- FINLAY ENTERPRISES, INC. (NASDAQ: FNLY) announced today it is in advanced discussions regarding a possible acquisition of Carlyle
& Co. Jewelers. Carlyle is a privately-owned regional chain, located primarily in the southeastern United States, with 32 jewelry stores and annual sales of approximately $80 million. Finlay is presently engaged in its due diligence review of Carlyle.

The acquisition is subject to negotiation and execution of a definitive merger agreement that will include various closing conditions. There can be no assurances that these conditions will be satisfied, or that consummation of this transaction will occur.

Arthur E. Reiner, Chairman and Chief Executive Officer of Finlay Enterprises,
Inc., commented, "As we have stated in the past, reviewing acquisition candidates is part of our strategy to grow and diversify our business. We believe a business such as Carlyle would complement our existing operations."

Finlay Enterprises, Inc., through its wholly-owned subsidiary, Finlay Fine
Jewelry Corporation, is one of the leading retailers of fine jewelry and the largest operator of licensed fine jewelry departments in department stores throughout the United States. The number of locations at the end of fiscal 2004 totaled 962.

This release may contain forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of
1995. Such forward-looking statements are based on Finlay's current expectations and beliefs, are not a guarantee of future performance and involve known and unknown risks, uncertainties and other factors. Actual results, performances or achievements may differ materially from those contained in, or implied by, these forward-looking statements, depending upon a variety of factors including, in particular, the risks and uncertainties described in Finlay's filings with the
Securities and Exchange Commission, and the ability to execute a definitive merger agreement, consummate the proposed merger transaction and integrate the companies. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to release publicly any revisions to these forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by Finlay or any other person that the events or circumstances described in such statement are material.

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